SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      BONSO ELECTRONICS INTERNATIONAL INC.
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              (Exact name of registrant as specified in its harter)

         British Virgin Islands                       Not Applicable
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

    Flat A-D, 8th Floor, Universal Industrial Centre, 23-25 Shan Mei Street,
                         Fo Tan, Shatin, N.T., Hong Kong
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               (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                    Name of each exchange on which
     to be so registered                    each class is to be registered

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If this form relates to the registration of a class of securities pursuant to section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the registration of a class of securities pursuant to section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

Securities Act registration statement file number to which this form relates:
333-32524

Securities to be registered pursuant to Section 12(g) of the Act:

                       Warrants to Purchase Common Stock
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                                (Title of class)


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                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     The prospectus to be filed by the registrant pursuant to Rule 424(b) under the Securities Act of 1933 (SEC File No. 333-32524), including the section thereof entitled "Description of Securities," shall be deemed to be incorporated by reference into this registration statement.

Item 2. Exhibits.

     The form of warrant agreement between the registrant and U.S. Stock Transfer Corporation, as warrant agent, with form of warrant certificate attached, filed as Exhibit 4.1 to the registration statement on Form F-3 of the registrant (SEC File No. 333-32524) is hereby incorporated by reference into this registration statement.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant) BONSO ELECTRONICS INTERNATIONAL INC.
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Date: April 25, 2000
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By: /s/ Henry F. Schlueter
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Henry F. Schlueter, Assistant Secretary